EXHIBIT 23.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in the following Registration Statements and Amendments of Nortel Networks Corporation (the “Company”) of our report dated February 10, 2003 (February 14, 2003 as to note 22, December 23, 2003 as to the effects of the restatements described in note 3), (which report expresses an unqualified opinion and includes explanatory paragraphs relating to the change in method of accounting for goodwill and the restatements described in note 3), appearing in this Annual Report on Form 10-K/A of the Company for the year ended December 31, 2002:

•	Registration Statement on Form S-3 (Nortel Networks/BCE 1985 Stock Option Plan and the Nortel Networks/BCE 1999 Stock Option Plan) (333-11888)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto (Qtera Corporation) (333-11454)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto (Dividend Reinvestment Plan) (33-62270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Stock Purchase Plan) (333-11270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks NA Inc. 1998 Employee Stock Purchase Plan) (333-9570)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks NA Inc. 1994 Stock Option Plan) (333-9066)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Qtera Corporation Amended and Restated Stock Incentive Plan) (333-11452)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Periphonics Corporation 1995 Stock Option Plan, as Amended and
Periphonics Corporation 1995 Non-Employee Director Stock Option Plan)
(333-10980)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Clarify Inc. 1991 Stock Option/Stock Issuance Plan,
Clarify Inc. 1999 Non-Executive Stock Option/Stock Issuance Plan,
Clarify Inc. Amended and Restated 1995 Stock Option/Stock Issuance Plan,
Clarify Inc. Non-Employee Directors Option Plan,
OBJIX Systems Development, Inc. Stock Plan and
Certain Separate Option Agreements)
(333-11110)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (333-11342)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (333-6152)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (33-88214)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (33-61904)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (33-11640)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Promatory Communications, Inc. 1997 Stock Plan and Promatory Communications, Inc. 1999 Stock Plan) (333-11798)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Inc. Long-Term Investment Plan) (333-7366)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Inc. Long-Term Investment Plan) (33-25333)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 2000 Stock Option Plan) (333-11876)

•	Registration Statement on Form S-8 (Xros, Inc. 1999 Stock Plan) (333-12176)

•	Registration Statement on Form S-8
(Architel Systems Corporation 1994 Flexible Stock Incentive Plan,
1996 Stock Option Plan of Architel Systems Corporation,
Amended and Restated Accugraph Corporation 1996 Stock Option Plan,
Accugraph Corporation Key Employee Stock Option Plan and
Accugraph Corporation 1992 Directors and Officers Stock Option Plan)
(333-12228)

•	Registration Statement on Form S-8 (CoreTek, Inc. 1998 Employee, Director and Consultant Stock Option Plan) (333-12286)

•	Registration Statement on Form S-8 (EPiCON, Inc. 1995 Stock Plan, as Amended) (333-12644)

•	Registration Statement on Form S-8
(Alteon WebSystems, Inc. 2000 Non Statutory Incentive Plan,
1999 Equity Incentive Plan,
1999 Stock Purchase Plan and
Pharsalia Technologies, Inc. 2000 Equity Incentive Plan)
(333-12760)

•	Registration Statement on Form S-8 (Sonoma Systems 1996 Stock Option Plan, as Amended and Sonoma Systems 1999 Stock Option Plan, as Amended) (333-49304)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks U.S. Deferred Compensation Plan) (333-11558)

•	Registration Statement on Form S-3 (JDS Uniphase Corporation) (333-57510)

•	Registration Statement on Form S-8 (Nortel Networks Stock Purchase Plan) (333-70482)

•	Registration Statement on Form S-3 (Shasta Networks, Inc.) (333-10310)

•	Registration Statement on Form S-8 (Nortel Networks Company Savings Plan) (333-70504)

•	Registration Statement on Form S-8 (Nortel Networks Ireland Share Participation Scheme and Nortel Networks Shannon Share Participation Scheme) (333-70512)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto
(Common Shares, Preferred Shares, Debt Securities, Guarantees,
Warrants to Purchase Equity Securities, Warrants to Purchase Debt Securities,
Share Purchase Contracts, Share Purchase or Equity Units of Nortel Networks Corporation and
Guaranteed Debt Securities of Nortel Networks Limited)
(333-88164)

•	Registration Statement on Form S-8 (Nortel Networks Stock Purchase Plan) (333-106633)

•	Registration Statement on Form S-8 (Long-Term Investment Plan) (333-106654)

•	Registration Statement on Form S-8 (Nortel Networks Ireland Share Participation Scheme and Nortel Networks Shannon Share Participation Scheme — listing of additional shares) (333-107685)

/s/ Deloitte & Touche LLP

Chartered Accountants

Toronto, Canada
December 23, 2003